Lehman Brothers 2006 CEO Energy/Power Conference C. John Wilder Chairman and CEO September 6, 2006 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings. In addition to the risks and uncertainties set forth in the company's SEC filings, the forward-looking statements in this presentation could be affected by actions of rating agencies, delays in implementing any future price-to-beat fuel factor adjustments, the ability of the company to attract and retain profitable customers, changes in demand for electricity, the impact of weather, changes in wholesale electricity prices or energy commodity prices, the company’s ability to hedge against changes in commodity prices and market heat rates, the company’s ability to fund certain investments described herein, delays in approval of, or failure to obtain, air and other environmental permits, changes in competitive market rules, changes in environmental laws or regulations, changes in electric generation and emissions control technologies, changes in projected demand for electricity in Texas, the ability of the company to attract and retain skilled labor for planning and building new generating units, changes in the cost and availability of materials necessary for the planned new generation units, the ability of the company to manage the significant construction program to a timely conclusion with limited cost overruns, the ability of the company to implement the initiatives that are part of its performance improvement program and growth strategy, and the terms under which the company executes those initiatives, and the decisions made and actions taken as a result of the company’s financial and growth strategies.

Generation Development Discussion Topics At Upcoming Investor
Meetings
3
2
1
Today
Generation technology
review
Generation development
investment thesis
Lehman Brothers
Date Theme Conference
Nov 6-7 New market entry strategy EEI
Sep 26-27
Competitive dynamics in
the generation industry
Investor Conference

Today’s Agenda
TXU Today
Development
Investment
Thesis
Technology
Review
Conclusion
Core advantaged businesses
Business objectives
Value drivers and uncertainties
ERCOT market macroeconomic drivers
Technology evaluation
IGCC/SCPC comparison
Advantaged construction and operating model
Superior generation profile
Access to hedging markets
Ability to access capital markets
TXU:  Meeting power challenges today and in
the future

TXU’s Core Businesses Are Structurally Advantaged Across The Entire
Value Chain
TXU Power
Generation
2
nd
largest U.S.
deregulated
output
Access to low
cost lignite
reserves
63 TWh of
baseload
production in a
gas on the
margin market
TXU Electric
Delivery
Transmission
and
Distribution
6
th
largest U.S.
T&D company
Top quartile
costs and
reliability
High growth
NERC region
(2.3%)
Efficient capital
recovery
No commodity
exposure
No retail
customers
TXU Energy
Retail
Large scale
competitive
retailer
Loyal customer
base
Strong brand
recognition
Superior
service
Wholesale
TXU Wholesale
Access to
largest ERCOT
generation
fleet
Access to
largest ERCOT
retail position
Incumbent
expertise in
regulatory
advocacy and
market design
TXU Competitive Business
TXU Regulated
Business
Power
Development
Company
Announced 9.0
GW development
program
25-35% lower
construction cost
and time through
reference plant
Industry-leading
performance and
reliability

TXU’s Long-Term Objectives
1. Drive 3-5% annual improvement in reliability, efficiency, and service through power, electric delivery, and retail operations
2. Meet the growing demand for power in Texas by increasing
baseload power generation portfolio by 9 GW
3. Maintain residential market share throughout Texas by profitably gaining customers outside of North Texas and providing
innovative products and services to customers state-wide
4. Leverage superior baseload operations, construction expertise, and structuring skills to build a 3-5 GW business in other
competitive U.S. wholesale markets
5. Continue to enhance business through building strong
management and ensuring financial risk profile is commensurate with business risk profile

TXU Today
Development
Investment
Thesis
Technology
Review
Conclusion
Core advantaged businesses
Business objectives
Value drivers and uncertainties
ERCOT market macroeconomic drivers
Technology evaluation
IGCC/SCPC comparison
Advantaged construction and operating model
Superior generation profile
Access to hedging markets
Ability to access capital markets
TXU:  Meeting power challenges today and in
the future
Today’s Agenda

17
19
21
23
25
95 97 99 01 03 05 07 09
Gas Price Fundamentals And Reliance On Gas-Fired Generation Have
Placed Texas’ Power Supply At Risk
Growing supply deficit for US natural gas…
95-10E; Tcf
0
2
4
6
8
10
12
95 97 99 01 03 05 07 09
…have driven high and volatile prices…
95-10E; $/MMBtu
1
1 Projected prices from 06-10 based on calendar strip prices as of Aug 31, 2006
14
41
3
15
27
…and increased reliance on foreign reserves…
05; Percent (100% = 6,338 Tcf)
Russia
Other
Qatar
Iran
US
367%
US supply
US
demand
72
28
…that have flowed to the Texas power supply
05; Percent (100% = 83 GW)
Non-gas
Gas

1.7
1.7
2.1
2.3
2.4
North Texas residential retail prices
02-10; $/MWh
0
50
100
150
200
02 04 06 08 10
A Strong Economy Combined With Limited Capacity Additions Have
Driven Volatile, Historically High Electric Prices
Regional electricity demand growth
05-10E; Percent CAGR
Reserve margins
05-10E; Percent
6.8
16.9
05 10E
Texas’ strong demand growth…
…could result in declining reserve margins… …and expectations of continued high prices
ERCOTWECC
81%
60%
Estimated construction times by technology
06E; Months
…combined with long lead time investments…
120
72
45
24
CCGT PC IGCC Nuclear SPP FRCC SERC

27
21
20
15
17
19
36
45
03 10
What impact?:  Real GDP impacts of regulation
20E; Basis points of GDP growth
The Uncertainty Of Carbon Regulation Makes The Energy Challenge
Facing The US Even Tougher
97
3
Where to start?: Avg. annual global CO
2
emissions
90-99; Billion metric tons per year
Man made
sources of
CO
2
Natural
sources
of CO
2
What countries?: Man-made CO
2
emissions
03-10E; Billion metric tons per year
What sectors?: US CO
2
emissions
03; Million metric tons of CO
2
US
100% = 790
EU
China
ROW
100% =
21
30
Power
generation
Transportation Industrial,
commercial,
residential
Total
-3
-10 -10
-76
Kyoto Jeffords Carper NCEP
2,284
1,801
1,793
5,878

TXU Examined All Parts Of The Electric Value Chain To Help Meet The
Texas Energy Challenge
4
3
2
1
TXU Operating System
Reliability Optimization Initiative
(ROI)
0.2 Improved efficiency
Improved reliability
Improved environmental
performance
Current
generation
assets
Increased renewables
Increased baseload supply
State of the art environmental
controls
Improved reliability
Improved efficiency
Increased conservation
Potential
Largest Texas wind provider
9.1 GW of new generation
Largest voluntary commitment –
20% emissions reduction
Smart grid upgrades
Infrastrux partnership
Broadband over power lines
(BPL)
Time of use offering
Green products
Market tracker pricing
TXU initiatives
9.3
0.0-0.1
0.1-0.4
Estimated
06-10 impact
GW equivalent
Transmission
New build
generation
assets
Retail
Segment
The size of the Texas energy challenge ultimately
requires an efficient generation solution

TXU Will Invest In The Optimal Technologies Across The Right Time
Horizons To Meet Its Customers’ Needs
Horizon 1
0-5 years
Horizon 2
5-15 years Technology
Wind
Gas
SCPC
IGCC
Nuclear
Constructible
Reliable
Cost effective
Constructible
Reliable
Constructible
Reliable
Cost effective
Constructible
Reliable
Cost effective
Constructible
Cost effective
with subsidies
Competitive
technology

0
20
40
60
80
100
1 5 9 13 17 21
While The Characteristics Of Wind Generation Make It Difficult To Meet
The Baseload Demand Of Texas…
Not only does wind peak in the off peak hours, it peaks during the shoulder months
Wind availability versus hourly electricity demand in ERCOT
06; Percent
Wind
capacity
Source: AWEA Second Quarter Market Report, July
At peak demand
periods wind
averages less than
20% capacity
Hourly
demand
Hours

… Wind Must Be Part Of The Solution
TXU is the largest purchaser of wind generation in Texas
580
1,425
1,260
1,100
930
06E 07E 08E 09E 10E
TXU wind generation purchases
05-10E; MW
TXU plans to double its wind portfolio
by 2010…
Source: AWEA Second Quarter Market Report, July
800
825
2,325
2,370
TX CA IA MN
Total wind generation capacity
06; MW
…furthering Texas as the nation’s leader
in wind generation capacity
146%

1 Based on potential carbon scenario with current European ETS pricing
There Must Be Regulatory, Capital, And Spent Fuel Breakthroughs To
Make Nuclear Generation Competitive in Horizon 2
Construction costs
06E; $/kW
High construction costs…
SCPC coal Nuclear
1,100
2,500
127%
Installation time
06E; Months
…combined with long
lead times…
45
120
SCPC coal Nuclear
167%
The lack of a long-term spent fuel solution also makes
nuclear a longer-term generation solution
Carbon
1
Breakeven power price
06E; $/MWh
…result in a high total cost
relative to coal
48-51
74
SCPC coal Nuclear
20
68-71
50%

IGCC Was Considered As Part Of The Technology Review But Was
Ultimately Seen Only As A Potential Solution In Horizon 2
1. IGCC technology is unproven on coals available in Texas – lignite and PRB coals have a moisture content that is too high for IGCC today
2. The total power price is not competitive relative to other technologies – higher construction costs and lower capacity
factors translate to breakeven power prices of $71-74/MWh
3. Estimated construction times would not meet ERCOT market
needs – the 72 month construction timeframe does not allow new capacity to enter the market until 2012
4. It is unclear if IGCC provides a better carbon alternative –
although capture is potentially more efficient with IGCC than
SCPC, total costs are significantly higher

The Combination Of Gas Fundamentals And Improvements In
Supercritical Coal Make It The Winning Economic Technology Today…
Coal is a relatively low cost fuel source… …in abundant supply in the US
Coal technology has become more cost
effective…
…and emissions have been reduced
dramatically
Improvements in construction cost
95-05; Percent reduction
45
22
Gas Coal
Fuel cost
06; $/MMBtu
1.50
9.22
Gas Coal
84%
US reserves
04; Years of remaining reserves
200
10
Gas Coal
1,900%
104%
NO
x
emissions from US power plants
05; Lbs/MMBtu
85%
US avg.
coal
TXU new
coal
Gas
0.03-0.13
0.05
0.33

…And TXU Has Proposed An Innovative Solution To Make Supercritical
Coal A Winning Environmental Technology…
TXU has committed to the largest voluntary emissions reduction in US history
TXU will more than double its capacity while cutting key emissions by 20%
TXU is investing up to $2.5 billion on state of the art environmental controls
(20)
0.0020
0.0025
Tons
(000)
Hg NO
x
SO
2
Estimated key emissions rates
0.00003 0.55 33.7 3.6 218.5
Emissions after adding 11 new units
(20 units total)
(69) (69) (20) (69) (20) Percent change from 2005 emissions
273.1
Tons
(000)
11.6
Lbs/
MWh
Lbs/
MWh
Lbs/
MWh
Tons
(000)
0.00011 1.79 42.1 2005 emissions (9 existing units)

0.02
0.12
0.18
0.24
0.25
0.28
0.29
0.30
0.30
0.42
0.27
CA TX NY GA NJ IL FL US avg PA MI OH
…Helping To Provide Texas With One Of The Cleanest Generation Fleets
In The Country…
Improvements in coal will continue to increase efficiency of the Texas portfolio and reduce its emissions profile
Average NOx emission rates for 10 most populous states
04; Lbs/MMBtu
Source: TCEQ

…And Making TXU The Cleanest Large-Scale Coal Fleet In US
SO
2
emissions
Lbs/MMBtu
The combination of investment in the newest emissions control technology and an innovative voluntary retrofit program will make TXU’s coal fleet the cleanest large-scale fleet in the nation
1 TXU after new power generation development program and retrofits
Source:  2004 EPA
0.88
0.95
0.98
0.98
1.00
1.05
1.05
1.23
1.26
1.27
1.29
1.34
1.61
1.67
0.37
0.47
0.49
0.66
0.73
0.76
TXU
A
B
C
D
E
F
G
H
I
US avg
J
K
L
M
N
O
P
Q
R
NO
x
emissions
Lbs/MMBtu
0.30
0.32
0.33
0.33
0.34
0.34
0.35
0.35
0.35
0.36
0.39
0.40
0.41
0.42
0.06
0.10
0.20
0.24
0.29
0.30
TXU
B
G
F
K
N
H
E
J
US avg
L
R
C
P
D
Q
O
I
A
M
3.46
3.79
3.89
3.98
4.25
4.43
4.55
4.91
5.08
5.11
5.12
5.41
5.98
6.31
3.38
3.33
3.12
3.08
3.00
2.39 C
TXU
F
P
I
Q
A
D
K
J
US avg
G
E
H
O
L
N
R
M
B
Hg emissions
Millionths of lbs/MMBtu
1
1
1
63% 82%
30%

Supercritical Coal Will Be A Competitive Technology Even In A Carbon
Constrained World Evidenced By Decisions Being Made Today In Europe
71-74
86 - 124
IGCC
68-101
TXU
reference
plant
74
Advanced
nuclear
It is likely that over time the retrofit solutions will become even more efficient
Even in markets facing carbon constraints, pulverized coal is the technology of choice
Levelized breakeven power cost
$/MWh
48-51
20-50
15 - 50
74
10 - 25
84 - 99
CCGT
With CO
2
capture
No CO
2
capture
European announced new
build capacity
11+; Percent (100%=54 GW)
13
5
33
5
40
4
Coal
IGCC
Natural
gas
Nuclear
Wind
Other

The Challenge Over The Next Horizon Is To Make Other Technologies
Competitive With SCPC
5.40
3.80
$20 carbon
tax
1
No carbon
tax
2,250
1,400
Gas price required to put CCGT
in parity with SCPC
06E; $/MMBtu
Construction cost required to
put nuclear in parity with SCPC
06E; $/kW
Other technologies need to be improved to match the performance of SCPC
Continued productivity improvements in SCPC will make the gap wider
Improvement
relative to
base case
49% 28% 44% 10%
$20 carbon
tax
1
No carbon
tax
Construction cost required to
put IGCC in parity with SCPC
06E; $/kW
51% 47%
$20 carbon
tax
1
No carbon
tax
950
880
1 Based on potential carbon scenario with current European ETS pricing.

TXU Will Invest In The Optimal Technologies Across The Right Time
Horizons To Meet Its Customers’ Needs
Horizon 1
0-5 years
Horizon 2
5-15 years
Constructible
Cost effective
with subsidies
Constructible
Reliable
Constructible
Reliable
Cost effective
Constructible
Reliable
Cost effective
Constructible
Reliable
Cost effective
Technology
Wind
Gas
SCPC
IGCC
Nuclear
Technology GW
Wind 3.0
SCPC 30.0
IGCC 6.0
Nuclear 8.0
Total 47.0
TXU aspiration:
balanced portfolio of
state of the art
generation
Technology GW
Wind 1.5
SCPC 20.0
IGCC 0.0
Nuclear 2.5
Total 24.0
Capacity additions
represent 12% of 06-20
US demand growth

Today’s Agenda
TXU Today
Development
Investment
Thesis
Technology
Review
Conclusion
Core advantaged businesses
Business objectives
Value drivers and uncertainties
ERCOT market macroeconomic drivers
Technology evaluation
IGCC/SCPC comparison
Advantaged construction and operating model
Superior generation profile
Access to hedging markets
Ability to access capital markets
TXU:  Meeting power challenges today and in
the future

The Core Advantages Of TXU Power Development Company Translate
Into A Unique Investment Thesis
The investment thesis is based on bringing together best in class construction with best in class operations
An advantaged
construction and
operating model…
• Exclusive
arrangements with
industry leading
construction firms
• A scaled build that
takes advantage of
lean operating
principles
• Top decile operator
in reliability and
costs
…creates a superior
generation profile…
• A 30% improvement
in construction
costs
1
• A 30% improvement
in construction time
• A $15/MWh total cost
advantage
…allowing access to
the forward hedging
markets…
• 2010 on line dates
allow access to the
liquid NYMEX market
• All in cost advantage
makes TXU natural
provider of long term
PPA’s
…and the ability to
better access the
capital markets
• Stability of cash
flows provides better
access to debt
markets
• Timing and
resiliency of cash
flows provides better
access to equity
markets
1 Based on average announced new build cost estimate of $1,600/kW

The Scale Of An 8 Unit Reference Plant Build-Out…
By utilizing 100% of GE’s manufacturing space in Schenectady, TXU was able to move the turbine equipment off of the construction critical path
0
1
2
3
4
5
6
7
8
9
10 14 18 22 26 30 34 38 42 46 50
…translating to step change
improvements in delivery time
Number of units
Months
TXU reference
plant program
Eight
individual
steam turbine
unit build-out
The TXU program allowed suppliers to
remove waste from their process…
Overall equipment effectiveness
Percent
65
85
5
12
3
Typical
equipment
effectiveness
Reduced
die
change-
overs
Reduced
speed
losses
Reduced
rework
Optimized
equipment
effectiveness
34%
31%

...Combined With The Application Of Lean Principles Throughout Every
Part Of The Construction Process…
TXU has completed most of the “lean” workouts . . .
Foundations/site prep
Boiler structural steel
Critical piping
Critical valves
Feed and condensate system
Condensate chem. controls
Plant structural steel
Chimney
Coal handling
Cooling towers
Electrical controls/DCS
Raceway and cable
Transformers
Scope optimization
Start up and commissioning
Structural steel erection
Boiler erection
Turbine erection
Chem clean and airblows
Hydro to turbine roll
Potential
identified
Ideas
generated
Decisions
taken
100%
total
85%
total
Cost/
Design
Schedule/
Process
25
25
10
40
100% = $4.2B
8 Reference
Plants
Purchased
later
Proposals
in review
In negotiation
Acquired
. . . and has supported equipment
and materials procurement
Lean improvement workout status
% Complete
Reference Plant material and
equipment
% Complete
33% 66% 100% 0%

… Have Redefined The Construction Of A Coal Plant…
1,100
1,600
TXU reference
plant
Typical
developer
44
63
Estimated development cost
06E; $/kW
Estimated development time
06E; Months
TXU has reaped the benefits of a scale build
program on the reference plant concept
TXU reference
plant
Typical
developer
30% 31%

… And Will Allow TXU To Provide Lower Cost Power Than Its Competitors
The TXU model provides a $15/MWh all-in cost
advantage over the typical developer
63-66
4
10
48-51
1
Typical
competitor
build
Breakeven power price
06; $/MWh
Capital cost
advantage
($1,600 $1,100)
Operational
advantage
(CF 90% 94%
FOM $24/kW-
yr $20/kW-yr)
Build schedule
advantage
(6 yrs 4 yrs)
TXU
reference
plant
IRR 6.3% 3.9% 1.3% 0.7% 12.2%
24%

Liquidity of NYMEX gas market
06-12; Average daily contract transactions
9,750
7,550
3,000
1,025
975
350
0
The Shorter Construction Timeline Allows TXU To Access The Forward
Gas Market To Economically Hedge Output
06
The drop off in liquidity makes it difficult for a plant coming on line in 2012 or later to materially hedge its output through the NYMEX market
07 08 09 10 11 12
All TXU
plants online
Competitor
plants online
DevCo position
relative to total
market
(Percent)
1.9 2.5 6.3 18.3 19.2 53.7 n/a

TXU’s new build strategy significantly decreases the risks associated with high capital cost, long lead-time coal generation investments
Distribution of value
06; Percent of trials
NPV
06; $ millions
P (NPV < 0) = 75%
P (NPV < 0) = 5%
TXU reference plant Typical developer
0
The Combination Of Superior Performance And Ability To Hedge Will
Make TXU’s Investment Thesis Attractive To Both The Debt And Equity

Today’s Agenda
TXU Today
Development
Investment
Thesis
Technology
Review
Conclusion
Core advantaged businesses
Business objectives
Value drivers and uncertainties
ERCOT market macroeconomic drivers
Technology evaluation
IGCC/SCPC comparison
Advantaged construction and operating model
Superior generation profile
Access to hedging markets
Ability to access capital markets
TXU:  Meeting power challenges today and in
the future

TXU: Meeting America’s Electric Power Challenges Today And In The
Future
1. Investing today in 9 GW of new generation to help meet Texas’ energy challenges
– Providing energy security by improving 2010 reserve margins from 6.8% to 20.5%
– Reducing ERCOT wholesale prices by up to $1.7 billion annually
– Doubling capacity while reducing key emissions by 20%
2. Investing for tomorrow in the next horizon of clean, reliable and efficient generation
– Working with manufacturers to drive performance in technologies like IGCC and nuclear
– Implementing the next generation of environmental retrofits for SO
2
, NO
X
, and Hg
– Investigating the next generation of carbon separation technologies for supercritical coal
3. Executing the ERCOT development program by redefining high performance generation construction and operations
– Partnering exclusively with world class developers to reduce time and cost to construct by up to 30%
– Combining lower cost construction with world class operations to deliver customers a product $15/MWh cheaper than competitors
– Leveraging the operational advantages to access lower cost capital for funding